EXECUTION COPY

RECONSTITUTED SERVICING AGREEMENT

THIS RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of May, 2007, by and between DLJ MORTGAGE CAPITAL, INC., a Delaware corporation (“DLJMC”), INDYMAC BANK, F.S.B. (the “Servicer”), WELLS FARGO BANK, N.A., as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”) and U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the Pooling Agreement hereinafter referred to (the “Trustee”) recites and provides as follows:

RECITALS

WHEREAS, DLJMC has conveyed certain mortgage loans identified on Schedule I hereto (the “Serviced Mortgage Loans”) to Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the “Depositor”) pursuant to an assignment and assumption agreement (the “Assignment Agreement”) dated as of May 1, 2007 by and between DLJMC and the Depositor, and the Depositor in turn has conveyed the Serviced Mortgage Loans to the Trustee, pursuant to a pooling and servicing agreement dated as of May 1, 2007 (the “Pooling Agreement”), among the Trustee, the Depositor, DLJMC, as a seller, Select Portfolio Servicing, Inc., as a servicer, as special servicer and as modification oversight agent, Universal Master Servicing, LLC, as a servicer and Wells Fargo Bank, N.A., as a servicer, as master servicer and as trust administrator.

WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to an Amended and Restated Seller’s Purchase, Warranties and Servicing Agreement dated as of December 1, 2006 (the “Servicing Agreement”) between DLJMC, as purchaser, and the Servicer, as seller and servicer annexed hereto as Exhibit A.

WHEREAS, DLJMC desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of DLJMC and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

WHEREAS, to facilitate this reconstitution, DLJMC and the Servicer agree that the provisions of the Servicing Agreement shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Pooling Agreement.

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, DLJMC, the Servicer, the Master Servicer, the Trust Administrator and the Trustee hereby agree as follows:

AGREEMENT

1.

Definitions.  Capitalized terms used and not defined in this Agreement, shall have the meanings ascribed to such terms in the Servicing Agreement.

2.

Custodianship.  The parties hereto acknowledge that Wells Fargo Bank, N.A. and LaSalle Bank National Association will each act as a custodian (the “Custodian”) of the mortgage documents listed in Section 2.01 of the Pooling Agreement pertaining to a particular Mortgage Loan (the “Trustee Mortgage File”) for the Trustee pursuant to the applicable Custodial Agreement dated May 1, 2007, among the Custodian, the Trustee and the Trust Administrator.

3.

Servicing.  The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

4.

Master Servicing; Termination of Servicer.  The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Trustee and the trust fund created pursuant to the Pooling Agreement (the “Trust Fund”), shall have the same rights as DLJMC under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement and the term “Purchaser” as used in the Servicing Agreement in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund.  The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 8.01 of the Servicing Agreement.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any obligations of DLJMC under the Servicing Agreement and in connection with the performance of the Master Servicer’s duties hereunder.  The parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Pooling Agreement.  For purposes of clarification, all of DLJMC’s obligations under the Servicing Agreement will continue in full force and effect, including but not limited to the termination fees, costs and expenses to which the Servicer is entitled in connection with a termination without cause as set forth in Section 9.02 of the Servicing Agreement.

5.

[Reserved].

6.

Notices.  All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice.  Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All notices required to be delivered to the Master Servicer and the Trust Administrator under this Agreement shall be delivered to the Master Servicer and Trust Administrator at the following address:

Wells Fargo Bank, N.A.

Corporate Trust Office
9062 Old Annapolis Road

Columbia, Maryland 21045
Attn: CSMC 2007-4

All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

Wells Fargo Bank, NA

San Francisco, California

ABA 121-000-248

Account Number: 3970771416

Account Name: Corporate Trust Clearing

FFC: 53149000, CSMC 2007-4

All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

U.S. Bank National Association

Corporate Trust Services – EP-MN-WS3D

60 Livingston Avenue

St. Paul, Minnesota 55107-2292

All notices required to be delivered to DLJMC hereunder shall be delivered to DLJMC, at the following address:

DLJ Mortgage Capital, Inc.

11 Madison Avenue, 4th Floor

New York, New York 10010

Attention: Peter Sack

All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the Servicing Agreement.

7.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

8.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

9.

Modifications to the Servicing Agreement.

A.

Amendment of Section 1.01 of the Servicing Agreement.

1.

The definition of “Business Day” in Section 1.01 of the Servicing Agreement is hereby deleted and replaced in its entirety with the following:

Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the States of New York, California, Maryland or Minnesota, or (iii) a day on which banks in the States of New York, California, Maryland or Minnesota are authorized or obligated by law or executive order to be closed.

2.

The definition of “Custodial Account” in Section 1.01 of the Servicing Agreement is hereby deleted and replaced in its entirety with the following:

Custodial Account:  Each separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled “IndyMac Bank, F.S.B., in trust for the Holders of Credit Suisse First Boston Mortgage Securities Corp., CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-4” and which shall be an Eligible Account.

3.

The definition of “Escrow Account” in Section 1.01 of the Servicing Agreement is hereby deleted and replaced in its entirety with the following:

Escrow Account:  Each separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled “IndyMac Bank, F.S.B., in trust for the Holders of Credit Suisse First Boston Mortgage Securities Corp., CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-4 and various Mortgagors” and which shall be an Eligible Account.

4.

The definition of “Master Servicer” is hereby added as follows:

Master Servicer:  Wells Fargo Bank, N.A. and its successors and assigns.

5.

The definition of “Remittance Date” is hereby amended by replacing the definition with the following:

Remittance Date: 1PM EST on the 18th day of each month, beginning with the First Remittance Date, or if such day is not a Business Day, the first Business Day immediately preceding such date.

6.

The definition of “Servicing Fee Rate” is hereby amended by replacing the definition with the following:

Servicing Fee Rate:  The per annum rate at which the Servicing Fee accrues, which rate with respect to each Serviced Loan is 0.25%.

B.

Amendment of Section 4.01 of the Servicing Agreement.  Section 4.01 of the Servicing Agreement is hereby amended by adding the following immediately after the first sentence of the second full paragraph thereof:

“Notwithstanding anything herein to the contrary, (i) the Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code and (ii) the Servicer shall not extend the maturity of any Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan included in the Trust Fund as of May 1, 2007.”

C.

Addition of Section 4.04 of the Servicing Agreement.  Section 4.04(xi) is hereby amended in its entirety with the following:

“Section 4.04. Establishment of Custodial Accounts; Deposits in Custodial Accounts.

The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts. Each Custodial Account shall be an Eligible Account.  Funds deposited in a Custodial Account may be drawn on in accordance with Section 4.05.  The creation of any Custodial Account shall be evidenced by a letter agreement in the form shown in Exhibit B hereto. The original of such letter agreement shall be furnished to the Purchaser on the Closing Date, and upon the request of any subsequent purchaser. The Seller shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

(i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii) all Liquidation Proceeds;

(iv) any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 4.13;

(v) all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

(vi) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Seller’s normal servicing procedures, the loan documents or applicable law;

(vii) any Monthly Advances;

(viii) all proceeds of any Mortgage Loan repurchased in accordance with Sections 3.03, 3.04 and 3.05;

(ix) any amounts required to be deposited by the Servicer pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy, such deposit shall be made from the Servicer’s own funds, without reimbursement therefor;

(x) [RESERVED]

(xi) any amounts required to be deposited in the Custodial Account pursuant to Section 4.01 or Section 6.02.”

D.

Amendment of Section 5.02 of the Servicing Agreement.  Section 5.02 of the Servicing Agreement is hereby amended by replacing the first two paragraphs with the following:

“Not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data in the format set forth in Exhibit E-1 hereto, (b) default loan data in the format set forth in Exhibit E-2 hereto and (c) information regarding realized losses and gains in the format set forth in Exhibit E-3 hereto (or in such other formats mutually agreed between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required pursuant to clause (i)(c) above.”

E.

Amendment of Sections 6.04 and 6.05 of the Servicing Agreement.  Sections 6.04 and 6.05 of the Servicing Agreement are hereby deleted and replaced in their entirety with “[Reserved].”

F.

Amendment of Section 8.01 of the Servicing Agreement.

Section 8.01 of the Servicing Agreement is amended by replacing clause “(ii)” with the following:

“(ii)

failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, or if any of the representations and warranties of the Servicer in Section 3.01 proves to be untrue in any material respect, which failure or breach continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and except that such number of days shall be ten (10) in the case of a failure to comply with the requirements of Sections 13.04 and 13.05) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser; or”

G.

Addition of Exhibits E-1, E-2 and E-3 to the Servicing Agreement.   Exhibit E-1, Exhibit E-2 and Exhibit E-3 (attached hereto as Exhibit C to this Agreement) are hereby attached to and added to the Servicing Agreement.

10.

Copies to Master Servicer.  A copy of all assessments, attestations, reports and certification required to be delivered by the Servicer under this Agreement and the Reg AB Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer, and the Master Servicer shall be entitled to rely on such documents.

11.

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee of the Trust Fund, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Trustee is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Trust Fund, and (iii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust Fund or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee on behalf of the Trust Fund under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust Fund in accordance with the terms of the Pooling and Servicing Agreement.

Executed as of the day and year first above written.

DLJ MORTGAGE CAPITAL, INC.,

as Purchaser

By: /s/ Tim Kuo

Name: Tim Kuo

Title:  Vice President

INDYMAC BANK, F.S.B.,

    as Servicer

By: /s/ Jill Jacobson

Name:  Jill Jacobson

Title:  Vice President

WELLS FARGO BANK, N.A.,

as Master Servicer and Trust Administrator

By: /s/ Amy Doyle

Name: Amy Doyle

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely as Trustee

By: /s/ Charles F. Pedersen

Name:  Charles F. Pedersen

Title:  Vice President

EXHIBIT A

Servicing Agreement

[ON FILE]

EXHIBIT B

[Reserved]

EXHIBIT C

	Standard Loan Level File Layout – Master Servicing

Exhibit 1: Layout
Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

Exhibit 1: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

Exhibit 1: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

Exhibit 2: Monthly Summary Report by Single Investor

MONTHLY SUMMARY REPORT

For Month Ended:   mm/dd/yyyy

Servicer Name

Prepared by:  __________________________________

Investor Nbr

Section 1. Remittances and Ending Balances - Required Data

Beginning Loan Count	Ending Loan Count	Total Monthly Remittance Amount	Total Ending Unpaid Principal Balance	Total Monthly Principal Balance
0	0	$0.00	$0.00	$0.00

Principal Calculation

1

  Monthly Principal Due

+        $0.00

2

  Current Curtailments

+        $0.00

3

  Liquidations

+        $0.00

4

  Other (attach explanation)

+        $0.00

5

  Principal Due

        $0.00

6

  Interest (reported "gross")

+        $0.00

7

  Interest Adjustments on Curtailments

+        $0.00

8

  Servicing Fees

-       $0.00

9

  Other Interest (attach explanation)

+        $0.00

10

Interest Due

(need to subtract ser fee)

        $0.00

Remittance Calculation

11

  Total Principal and Interest Due (lines 5+10)

+        $0.00

12

  Reimbursement of Non-Recoverable Advances

-       $0.00

13

  Total Realized gains

+        $0.00

14

  Total Realized Losses

-       $0.00

15

  Total Prepayment Penalties

+        $0.00

16

  Total Non-Supported Compensating Interest

-       $0.00

17

  Other (attach explanation)

        $0.00

18

  Net Funds Due on or before Remittance Date

$        $0.00

Section 2. Delinquency Report - Optional Data for Loan Accounting
Installments Delinquent
Total No. of Loans	Total No. of Delinquencies	30- Days	60- Days	90 or more Days	In Foreclosure (Optional)	Real Estate Ow ned (Optional)	Total Dollar Amount of Delinquencies
0	0	0	0	0	0	0	$0.00

Section 3. REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
REG AB FIELDS	LOAN COUNT	BALANCE
PREPA Y MENT PENA LTY A MT	0	$0.00
PREPA Y MENT PENA LTY A MT WA IV ED	0	$0.00
DELINQUENCY P&I A MOUNT	0	$0.00

Exhibit  2: Standard File Layout – Delinquency Reporting

  *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

   Charge Off

•

DIL-

   Deed-in-Lieu

•

FFA-

   Formal Forbearance Agreement

•

MOD-

   Loan Modification

•

PRE-

   Pre-Sale

•

SS-

   Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Exhibit 3: Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

*  For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 _______________

(2)

(3)

Accrued Servicing Fees

 _______________

(3)

(4)

Attorney's Fees

 _______________

(4)

(5)

Taxes (see page 2)

 _______________

(5)

(6)

Property Maintenance

 _______________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 _______________

(7)

(8)

Utility Expenses

 _______________

(8)

(9)

Appraisal/BPO

 _______________

(9)

(10)

Property Inspections

 _______________

(10)

(11)

FC Costs/Other Legal Expenses

 _______________

(11)

(12)

Other (itemize)

 _______________

(12)

Cash for Keys__________________________

 _______________

(12)

HOA/Condo Fees_______________________

 _______________

(12)

______________________________________

 _______________

(12)

Total Expenses

$ _____________

(13)

Credits:

(14)

Escrow Balance

$______________

(14)

(15)

HIP Refund

 _______________

(15)

(16)

Rental Receipts

 _______________

(16)

(17)

Hazard Loss Proceeds

 _______________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

 _______________

(18a) HUD Part A

 _______________

(18b) HUD Part B

(19)

Pool Insurance Proceeds

 _______________

(19)

(20)

Proceeds from Sale of Acquired Property

 _______________

(20)

(21)

Other (itemize)

 _______________

(21)

_________________________________________

 _______________

(21)

Total Credits

$______________

(22)

Total Realized Loss (or Amount of Gain)

$______________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

SCHEDULE I

Schedule of All Serviced Mortgage Loans

(On File)